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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8_K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                         Date of Report:  May 1, 1996




                                U S WEST, Inc.
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A Delaware   Commission File  IRS Employer Identification
Corporation  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111


                       Telephone Number (303) 793_6500

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Item 5.  Other Events

On April 25, 1996, U S WEST Communications Group released its first quarter earnings results. In addition, U S WEST Media Group released its first quarter earnings results on April 29, 1996. The releases are attached hereto as Exhibits 99A and 99B, respectively.


Item 7.  Exhibits

Exhibit     Description

27     Financial Data Schedule.

99A     Press Release issued April 25, 1996 concerning the earnings results of
    U S WEST Communications Group for the first quarter of 1996.

99A.1     Unaudited Combined Statements of Operations of U S WEST
      Communications Group for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 25, 1996.

99A.2     Unaudited Selected Combined Group Data of Company for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 25, 1996.

99A.3     Unaudited Combined Balance Sheets of U S WEST Communications Group
      for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 25, 1996.

99A.4     Unaudited Combined Statements of Cash Flows of U S WEST
      Communications Group for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 25, 1996.

99A.5     Unaudited Statements of Operations of U S WEST Communications Group
      for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 25, 1996.

99B     Press Release issued April 29, 1996 concerning the earnings results of
    U S WEST Media Group for the first quarter of 1996.

99B.1     Unaudited Combined Statements of Operations of U S WEST Media Group
    for the quarters and years ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 29, 1996.

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99B.2     Unaudited Selected Combined Group Data of U S WEST Media Group for
    the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 29, 1996.

99B.3     Unaudited Combined Balance Sheets of U S WEST Media Group for the
    quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 29, 1996.

99B.4     Unaudited Combined Statements of Cash Flows of U S WEST Media Group
    for the quarters ended March 31, 1995 and 1996, filed in connection with the Press Release dated April 29, 1996.

99B.5     Unaudited Selected Proportionate Data of U S WEST Media Group for
    the quarter ended March 31, 1996, filed in connection with the Press Release dated April 29, 1996.

99C.1     Unaudited Consolidated Statements of Operations of U S WEST, Inc.
    for the quarters ended March 31, 1995 and 1996.

99C.2     Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the
    quarter ended March 31, 1996 and the year ended December 31, 1995.

99C.3     Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
    for the quarters ended March 31, 1995 and 1996.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U S WEST, Inc.

     /s/ STEPHEN E. BRILZ
     By:___________________________
     Stephen E. Brilz
     Assistant Secretary

Dated:  May 1, 1996